UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

DOCGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(844) 443-6246

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 5, 2023, the Comptroller of the City of New York issued a letter (the “Comptroller Letter”) to the Commissioner of the Department of Housing Preservation and Development (“HPD”) regarding HPD’s agreement with Rapid Reliable Testing NY LLC, a subsidiary of DocGo Inc. (the “Company”), for the provision of certain services to asylum seekers (the “Agreement”). In the Comptroller Letter, the Comptroller indicated that his office was returning the Agreement to HPD without approval.

On September 6, 2023, the Company received a letter from HPD stating that, notwithstanding the Comptroller Letter, (i) HPD intends to inform the Comptroller that he is required to take the necessary steps for HPD to make payments under the Agreement, (ii) there is no risk of non-payment as a result of the Comptroller Letter, and the Company will be paid in accordance with the Agreement, and (iii) payment under the Agreement will commence promptly (the “HPD Letter”). A copy of the HPD Letter is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1.

The information in Item 7.01 of this Report and the HPD Letter attached hereto is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report and the HPD Letter contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company. These statements may be identified by words such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, “guidance”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, and current market trends and conditions. Forward-looking statements inherently involve risks and uncertainties, many of which are beyond the Company’s control, and which may cause actual results to differ materially from those contained in our forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect current or future results include risks associated with the Company’s ability to receive payment pursuant to the Agreement; possible accounting adjustments made in the process of finalizing reported financial results; any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 coronavirus pandemic; competitive pressures; pricing declines; rates of growth in our target markets; our ability to improve gross margins; cost-containment measures; legislative and regulatory actions; the impact of legal proceedings and compliance risks; the impact on our business and reputation in the event of information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; and the ability of the Company to comply with laws and regulations regarding data privacy and protection. The Company undertakes no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter from HPD to the Company, dated September 6, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name: Ely D. Tendler
Title: General Counsel and Secretary

Date: September 6, 2023

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